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                                                                    Exhibit 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in the prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 4, 1999, relating to the financial statements of HomeBase Directories Pty Ltd., which appears in such prospectus. We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
August 19, 1999